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                                                                   EXHIBIT 10.26

                                                                  CONFORMED COPY

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                             SUPPLEMENTAL INDENTURE

                           DATED AS OF APRIL 24, 1998

                                    BETWEEN

                            DEL MONTE FOODS COMPANY,
                            A DELAWARE CORPORATION,
                                   AS ISSUER


                                      AND


                              MARINE MIDLAND BANK,
                                   AS TRUSTEE


                                  $230,000,000
                     12-1/2% SENIOR DISCOUNT NOTES DUE 2007
                SERIES B 12-1/2% SENIOR DISCOUNT NOTES DUE 2007


            SUPPLEMENTAL TO INDENTURE, DATED AS OF DECEMBER 17, 1997





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     This SUPPLEMENTAL INDENTURE, dated as of April 24, 1998, between Del Monte
Foods Company, a Delaware corporation ("DMFC"), and Marine Midland Bank, as trustee (the "Trustee"), supplements the Indenture dated as of December 17, 1997 (as amended, modified and supplemented to the date hereof, the "Indenture") between Del Monte Foods Company, a Maryland corporation (the "Company") , and the Trustee.

     WHEREAS, the Indenture was originally executed and delivered by the Company to provide for the issuance from time to time of its notes, to be issued in one or more series;

     WHEREAS, two series of notes of the Company have been created under the Indenture, known and designated as "12-1/2% Senior Discount Notes due 2007" and "Series B 12-1/2% Senior Discount Notes due 2007";

     WHEREAS, Section 5.01(a)(1)(B)(y) of the Indenture provides that if the Company shall merge into another corporation, the corporation into which the Company is merged shall expressly assume the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and the performance of every covenant contained in the Notes, the Indenture and the Registration Rights Agreement on the part of the Company to be performed or observed; and

     WHEREAS, it has been determined that the Company will merge (the "Merger") with and into DMFC and, in connection therewith, DMFC will assume all of the obligations of the Company under the Notes, the Indenture and the Registration Rights Agreement.

     NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1 Definitions. For all purposes of this Supplemental Indenture, terms used herein in capitalized form and defined in the Indenture shall have the meanings specified in the Indenture unless otherwise therein or herein expressly provided.


                                   ARTICLE II

                                 EFFECTIVENESS

     Section 2.1. When Effective. This Supplemental Indenture shall be effective as of the date (the "Effective Date") of, and simultaneously with, the effectiveness of the Merger.



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                                  ARTICLE III

                               ASSUMPTION BY DMFC

     Section 3.1. Responsibility. From and after the Effective Date, DMFC shall assume the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and the performance of every covenant in the Notes, the Indenture and the Registration Rights Agreement on the part of the Company to be performed and observed, all in accordance with the tenor of the Notes, the Indenture and the terms of the Registration Rights Agreement.


                                   ARTICLE IV

                                 MISCELLANEOUS

     Section 4.1. Confirmation of Indenture. Except as hereby supplemented and amended, the Indenture is in all respects ratified and confirmed, and all the terms and provisions thereof shall be and remain in full force and effect.

     Section 4.2. Concerning the Trustee. The Trustee assumes no duties, responsibilities or liabilities by reason of this Supplemental Indenture other than as set forth in the Indenture. The Trustee shall not be liable or responsible for the validity (other than as to due authorization and execution by the Trustee) or the sufficiency of this Supplemental Indenture or for the recitals contained herein, all of which recitals are made solely by DMFC.

     Section 4.3. Execution and Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     Section 4.4. Notices to DMFC. Any notice or demand which by any provision of this Supplemental Indenture is required or permitted to be given or served by the holders of the Notes on DMFC may be given or served by being addressed, postage prepaid, (until another address is filed by DMFC with the Trustee) to Del Monte Foods Company at One Market, San Francisco, California 94105, attention of the Treasurer.



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     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                 DEL MONTE FOODS COMPANY,
                     a Delaware corporation,
                     as Issuer


                 By:    /s/ William R. Sawyers
                        William R. Sawyers
                        Vice President, General Counsel
                        and Secretary


                 MARINE MIDLAND BANK,
                     as Trustee


                 By:    /s/ Metin Caner
                        Metin Caner


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